UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.         )

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MAYFLOWER BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[MAYFLOWER BANCORP, INC. LETTERHEAD]

July 24, 2009

ANNUAL MEETING OF STOCKHOLDERS

Dear Fellow Stockholder:

It is our pleasure to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Mayflower Bancorp, Inc. (the “Company”) to be held at The Fireside Grille, 30 Bedford Street, Middleboro, Massachusetts, on Tuesday, August 25, 2009 at 10:00 a.m., Eastern time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting, as well as a copy of the Company’s Annual Report. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as a representative of Parent, McLaughlin & Nangle, our independent registered public accounting firm, will be present to respond to any questions our stockholders may have.

Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and mail the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of your Board of Directors, your continued interest and support of Mayflower Bancorp, Inc. are sincerely appreciated.

Sincerely,

/s/ Edward M. Pratt
EDWARD M. PRATT
President and Chief Executive Officer

MAYFLOWER BANCORP, INC.

30 South Main Street

Middleboro, Massachusetts 02346

(508) 947-4343

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE . . . . . . . . . . . . . . . . .	10:00 a.m. on Tuesday, August 25, 2009

PLACE . . . . . . . . . . . . . . . . . . . . . . . .	The Fireside Grille

30 Bedford Street

Middleboro, Massachusetts

ITEMS OF BUSINESS . . . . . . . . . . . . .	(1) The election of four directors to serve for a term of three years; and

(2)  Such other business as may properly come before the meeting.

Note: The Board of Directors is not aware of any other business to come before the meeting.

RECORD DATE . . . . . . . . . . . . . . . . . .	In order to vote, you must have been a stockholder at the close of business on July 14, 2009.

PROXY VOTING . . . . . . . . . . . . . . . . . .	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the enclosed proxy card sent to you. Voting instructions are printed on your proxy or and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement. A copy of the following proxy statement and the enclosed proxy card are also available on the Internet at http://www.mayflowerbank.com/2009AnnualMeetingMaterials/.

BY ORDER OF THE BOARD OF DIRECTORS

MARIA VAFIADES
Corporate Secretary

Middleboro, Massachusetts

July 24, 2009

MAYFLOWER BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Mayflower Bancorp, Inc. (“Mayflower Bancorp” or the “Company”) for the 2009 annual meeting of stockholders and for any adjournment or postponement of the meeting. Mayflower Bancorp is the holding company for Mayflower Co-operative Bank (the “Bank”).

We are holding the 2009 annual meeting at The Fireside Grille, 30 Bedford Street, Middleboro, Massachusetts on Tuesday, August 25, 2009, at 10:00 a.m., Eastern time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about July 24, 2009.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on August 25, 2009.

The Proxy Statement, Proxy Card and Annual Report to Stockholders are available on the Internet at http://www.mayflowerbank.com/2009AnnualMeetingMaterials/.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Mayflower Bancorp common stock that you owned as of July 14, 2009. As of the close of business on July 14, 2009 (the “Record Date”), a total of 2,085,192 shares of Mayflower Bancorp common stock, par value $1.00 per share, were outstanding. The Company does not have any other class of equity security outstanding on the Record Date.

Ownership of Shares; Attending the Meeting

You may own shares of Mayflower Bancorp in one or more of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a proxy card or voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Mayflower Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of at least a majority of the total number of shares of common stock outstanding and entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposal. At this year’s annual meeting, stockholders will elect four directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker, bank or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker, bank or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker, bank or other entity holding shares for an owner in street name is unable to vote on a particular proposal because the proposal is non-routine and has not received voting instructions from the beneficial owner. The election of directors is currently considered a routine matter under the rules of the New York Stock Exchange.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum. In the election of directors, votes that are withheld will have no effect on the outcome of the election.

Voting by Proxy

The Board of Directors of Mayflower Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Mayflower Bancorp common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Mayflower Bancorp common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote “FOR” each of the four nominees for director.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Mayflower Bancorp common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors is currently composed of 11 members. The Board of Directors has determined that all of its directors meet the definition of an “independent director” set forth in Nasdaq Rule 5605(a)(2), except for Edward M. Pratt who is the President and Chief Executive Officer of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company, the Bank and their directors that were not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers – Transactions with Related Persons,” including loans made by the Bank to its executive officers and directors.

Board and Committee Meetings

The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. During the year ended April 30, 2009, the Board of Directors of the Company met five times. No directors attended fewer than 75% of the total number of meetings of the Company’s Board of Directors and committee meetings for committees on which the director served during this period.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of April 30, 2009. All members of each committee are independent in accordance with the listing standards of the Nasdaq Stock Market. Each of the committees acts under a written charter adopted by the Board of Directors.

Director	Audit Committee	Compensation Committee	Nominating Committee
Edward M. Pratt
Bradford E. Buttner		X
Paul R. Callan
Charles N. Decas		X
M. Sandra Fleet	X
William H. Fuller			X
William C. MacLeod		X	X
Diane A. Maddigan	X		X
Joseph B. Monteiro	X*
David R. Smith, Jr.		X
Geoffrey T. Stewart	X
Number of Meetings in 2009	12	2	2

*	Denotes Chairman

Audit Committee. The Company has a separately designated Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has determined that each of Directors Diane Maddigan and Geoffrey Stewart qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-K under the Exchange Act. The Audit Committee has adopted a written charter, a copy of which was filed as Appendix A to the proxy statement for the Company’s 2007 annual meeting of stockholders.

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation

Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee. The Board of Directors has adopted a written charter for its Compensation Committee, a copy of which was attached as Appendix A to the proxy statement for the Company’s 2008 annual meeting of stockholders.

Nominating Committee. The Company’s Nominating Committee assists the Board of Directors in (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating Committee Procedures” below. The Board of Directors has adopted a written charter for its Nominating Committee, which was filed as Appendix B to the proxy statement for the Company’s 2007 annual meeting of stockholders.

Nominating Committee Procedures

In its deliberations, the Nominating Committee considers a candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Company’s market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies on the Board, the Nominating Committee solicits its then current directors for the names of potential qualified candidates. The Nominating Committee may also ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Bank.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders who wish the Nominating Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Corporate Secretary of the Company at Mayflower Bancorp, Inc., 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts 02346. Each such written recommendation must set forth (i) the name of the recommended candidate, (ii) the number of shares of stock of the Company that are beneficially owned by the stockholder making the recommendation and the recommended candidate, and (iii) a detailed statement explaining why the stockholder believes the recommended candidate should be nominated for election as a director. In addition, the stockholder making such recommendation must promptly provide any other information reasonably requested by the Nominating Committee. In order to be considered by the Nominating Committee for nomination for election at an annual meeting of stockholders, the recommendation must be received by the May 1st preceding the annual meeting. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration given to other candidates recommended by directors or executive management.

Board Policies Regarding Communication with the Board of Directors and Attendance at Annual Meetings

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to the Corporate Secretary of the Company at Mayflower Bancorp, Inc., 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts 02346. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

All of the directors attended the Bank’s 2008 annual meeting of stockholders. The Company encourages all of its Directors to attend the annual meeting of stockholders, although the Company does not have a formal policy regarding Board member attendance at such meetings.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm (the “independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management, the internal auditors and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent registered public accounting firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public registered public accounting firm, with and without management and the internal accountants present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2009 for filing with the Securities and Exchange Commission. The Audit Committee has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

MAYFLOWER BANCORP, INC.

Geoffrey T. Stewart

Joseph B. Monteiro

Diane A. Maddigan

M. Sandra Fleet

AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by the Company’s independent registered public accounting firm, Parent, McLaughlin & Nangle, for the audit of Bank’s annual consolidated financial statements for the fiscal year ended April 30, 2009 and the Company’s annual consolidated financial statements for the fiscal year ended April 30, 2008 and fees billed for other services rendered by Parent, McLaughlin & Nangle during those periods.

	Year Ended April 30,
	2009	2008
Audit fees (1)	$82,528	$75,927
Audit related fees (2)	—	—
Tax fees (3)	11,500	11,100
All other fees	—	—

Total	$94,028	$87,027

(1)	Audit fees consist of fees billed for professional services rendered for the audit of the Company’s and the Bank’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports on Form 10-Q.
(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s and the Bank’s respective consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the fiscal year ended April 30, 2009, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of July 14, 2009, about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding shares of common stock, by each of the Company’s directors, by the non-director executive officers of the Company named in the Summary Compensation Table set forth under the caption “Executive Compensation,” and by all directors and executive officers as a group. All directors and executive officers of the Company have the Company’s address.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding

Persons Owning Greater Than 5%:
John Kalisz 404 Nash Road New Bedford, Massachusetts 02740	112,725		5.41%

The Banc Funds Company, L.L.C. 200 North Wacker Drive Suite 3300 Chicago, Illinois 60606	124,035	(2)	5.95

Directors:
Edward M. Pratt	42,974	(3)	2.04
Bradford E. Buttner	24,772	(4)	1.19
Paul R. Callan	5,864	(4)	.28
Charles N. Decas	22,740	(4)	1.09
M. Sandra Fleet	9,615	(5)	.46
William H. Fuller	8,400.40
William C. MacLeod	36,782	(4)	1.76
Diane A. Maddigan	9,422	(6)	.45
Joseph B. Monteiro	4,590	(5)	.22
David R. Smith	23,992	(4)	1.15
Geoffrey T. Stewart	17,891	(4)	.86

Named Executive Officers:
John J. Biggio	12,350	(7)	.59
Maria Vafiades	17,812	(7)	.85
All Executive Officers and Directors as a Group (14 persons)	240,286	(8)	11.17

(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Mayflower Bancorp common stock if he or she has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares and includes all shares of common stock held directly as well as held indirectly through a trust or corporation, by spouses, or as custodian or trustee for minor children and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, shared voting and investment power.
(2)	Based on an amended Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009. The amount shown consists of 58,000 shares owned by Banc Fund VI L.P. and 66,035 shares owned by Banc Fund VII L.P. The Banc Funds Company, L.L.C. is the general partner of MidBanc VI L.P. and MidBanc VII L.P., which are the general partners of Banc Fund VI L.P. and Banc Fund VII L.P., respectively. The principal shareholder of The Banc Funds Company, L.L.P. is Charles J. Moore. Mr. Moore is the manager of Banc Fund VI L.P. and Banc Fund VII L.P. and has voting control and investment power over the shares of common stock owned by Banc Fund VI L.P. and Banc Fund VII L.P.
(3)	Includes 19,400 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 14, 2009.
(4)	Includes 3,992 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 14, 2009.

(5)	Includes 1,000 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 14, 2009.
(6)	Includes 3,822 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 14, 2009.
(7)	Includes 7,350 shares of common stock which may be purchased pursuant to stock options which are exercisable within 60 days of July 14, 2009.
(8)	Includes 66,724 shares of common stock which may be purchased pursuant to stock options which are exercisable within 60 days of July 14, 2009.

ITEMS TO BE VOTED UPON BY STOCKHOLDERS

Item 1 – Election of Directors

The Company’s Articles of Organization and Bylaws provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Four directors will be elected at the Annual Meeting to serve for a three-year term or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated Charles N. Decas, Joseph B. Monteiro, Edward M. Pratt and Geoffrey T. Stewart, each of whom are currently members of the Board, for election as directors to serve for three-year terms.

The Board of Directors recommends that stockholders vote “FOR” its nominees for directors.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above-named nominees with the terms as set forth above. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board may reduce the number of directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

Nominees for Election as Directors

The nominees for election to serve for a three-year term are:

Charles N. Decas is retired. He served as Clerk Magistrate of the Falmouth District Court from 1995 to 2000. Age 71. Director since 1981.

Joseph B. Monteiro is retired. He was Postmaster/Manager of the Cape Cod Mail Processing and Distribution Center in Buzzards Bay, Massachusetts until 1988 when he retired. Age 78. Director since 1982.

Edward M. Pratt has been employed with the Bank since 1977 and served as Vice President and Senior Loan Officer of the Bank from 1988 to 1994. In May 1994, he was appointed President and Chief Executive Officer, succeeding William C. MacLeod. Age 55. Director since 1994.

Geoffrey T. Stewart is the Administrator of Newfield House, Inc., a 100 patient long-term health care facility located in Plymouth, Massachusetts. Age 59. Director since 1991.

Directors Continuing in Office

The following directors have terms ending in 2010:

E. Bradford Buttner is currently employed as Senior Vice President-Investments by Janney Montgomery Scott LLC. From 2002 to 2008, Mr. Buttner was employed by Moors & Cabot, Inc. as Senior Vice President-Investments. Age 62. Director since 1985.

William C. MacLeod had been employed with the Bank since 1962 and served as President and Chief Executive Officer of the Bank from 1976 until his retirement in 1994. Age 77. Director since 1968.

Diane A. Maddigan has been a partner in Maddigan Tax Service since 1981 and is an enrolled agent with the Internal Revenue Service. Age 54. Director since 1999.

David R. Smith served as President of Lawrence Ready Mixed Concrete Corp. prior to his retirement in 1983. Mr. Smith formerly served as a director of Merchants Bank and Trust Co. and Falmouth Bank and Trust Co. of Cape Cod. Age 75. Director since 1995.

The following directors have terms ending in 2011:

Paul R. Callan has been an attorney in Middleboro, Massachusetts since 1957. He also is the Bank’s Attorney and serves as one of its conveyancers. Age 76. Director since 1962.

M. Sandra Fleet is currently employed by the Tremont Rehabilitation & Skilled Care Center in Wareham, Massachusetts and serves as the Admissions and Marketing Representative. Ms. Fleet previously worked for the Lantz Law Firm in Dartmouth, Massachusetts as Client Relations Manager. Age 64. Director since 2001.

William H. Fuller is a self-employed registered financial advisor as well as founder and President of The Bartending Service of New England, LLC and the President of the Central Cafe, Inc. in Middleboro, Massachusetts. Age 43. Director since 2006.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the individual who served as the principal executive officer of the Company for the 2009 fiscal year and for the two other most highly compensated executive officers of the Company who were serving as executive officers on April 30, 2009 and whose total compensation for the 2009 fiscal year exceeded $100,000 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		All Other Compensation ($) (2)	Total ($)
Edward M. Pratt President and Chief Executive Officer	2009 2008	$214,039 214,000	$	— —	$25,163 22,423	$239,202 236,423

John J. Biggio Vice President and Senior Lending Officer	2009 2008	142,596 134,800		4,500 3,700	13,671 12,275	158,767 147,075

Maria Vafiades Chief Financial and Accounting Officer	2009 2008	126,252 119,400		4,050 3,250	12,160 10,953	140,462 130,353

(1)	Includes $4,000 for Mr. Pratt and $2,000 each for Mr. Biggio and Ms. Vafiades under the Bank’s deferred compensation plan. Mr. Pratt elected to receive such sum in cash, and Mr. Biggio and Ms. Vafiades elected to defer the receipt of such amounts
(2)	Details of the amounts reported in the “All Other Compensation” column for 2009 are provided in the table below:

	Mr. Pratt	Mr. Biggio	Ms. Vafiades
Car allowance	$ 5,042	$ —	$ —
Employer contribution to 401(k) Plan	10,502	6,930	6,113
Paid life and disability insurance	2,106	1,876	1,756
Employer contribution to Bank’s pension retirement plan	7,513	4,865	4,291

Employment Agreements. The Bank maintains employment agreements with Edward M. Pratt, President and Chief Executive Officer, John J. Biggio, Vice President and Senior Loan Officer and Maria Vafiades, Chief Financial and Accounting Officer (collectively, the “Executives”). The Company acts as guarantor of the Bank’s obligations to the Executives under the agreements. Each of the agreements was amended and restated on December 31, 2008 to comply with Section 409A of the Internal Revenue Code and the regulations thereunder. Each agreement provides for annual renewal for an additional one-year period beyond the then-effective expiration date, upon an affirmative determination by the Board of Directors that the Executive’s performance has met the required performance standards and that the employment agreement should therefore be extended. Each agreement also provides for annual salary review by the Board of Directors, as well as inclusion in any discretionary bonus plans, customary fringe benefits, vacation and sick leave and disability payments of the Bank. Mr. Pratt’s agreement provides for base compensation of $250,000 and for a term of three years to expire in July 2012. The agreements with Mr. Biggio and Ms. Vafiades each have a term of two years to expire in September 2010. These agreements also provide for base compensation of $140,000 and $123,700 for Mr. Biggio and Ms. Vafiades, respectively.

The Executives each may terminate their respective agreements upon 60 days’ notice to the Bank, in which case they will receive compensation through their termination date. Each agreement also terminates upon death, and is terminable by the Bank for “just cause,” as defined in the agreement. If the Bank terminates the Executive’s employment without just cause, the Executive is entitled to a continuation of his or her salary for the remaining term of his or her agreement and for an additional 12-month period, with the payment capped at three years’ salary in the case of Mr. Pratt and two years’ salary in the cases of Mr. Biggio and Ms. Vafiades. The Bank will also pay to the

Executive the cost of obtaining all health, life, disability and other benefits which the Executive would have been eligible to participate in through the term of the agreement.

Each of the employment agreements provides that in the event of the Executive’s involuntary termination of employment in connection with, or within one year after, any “change in control” of the Bank, other than for just cause, the Executive will be paid an amount specified in the applicable employment agreement within 10 days of such termination. In Mr. Pratt’s case, the amount is the difference between (i) 2.99 times his “base amount,” as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he receives on account of the change in control. For Mr. Biggio and Ms. Vafiades, the amount is two times the Executive’s base salary as in effect from time to time; provided, however, that in no event shall any such payment be made if it would result in such payment being classified as an “excess parachute payment” as defined under Section 280G of the Internal Revenue Code, and if such payment, if made, would be considered as an “excess parachute payment” then the payment will be reduced by such amount as required so that the total value of payments made to the Executive shall not be considered as an “excess parachute payment.” The term “change in control” means the first to occur of any of the following: (i) the Company or the Bank merges into or consolidates with another corporation, or merges another corporation into the Company or the Bank, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation; (ii) there is filed or required to be filed a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule disclosed that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities; (iii) the Company or the Bank sells to a third party all or substantially all of its assets; or (iv) during any consecutive two-year period, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of such period cease to constitute a majority of the Company’s or the Bank’s Board of Directors, provided that each director who is first elected by the Board of Directors by a vote of at least two-thirds vote of the directors who were directors at the beginning of the two-year period is deemed to have been a director at the beginning of such period.

Each of the employment agreements also provides for a similar payment to be made to the respective Executive in the event of his or her voluntary termination of employment within either 30 days after a change of control for any reason or within one year after a change in control following the occurrence of certain specified events, including an assignment of duties and responsibilities other than those normally associated with such Executive’s executive position, a diminishment of his or her authority or responsibilities, failure to maintain benefit plans providing at least a comparable level of benefits to those presently afforded, failure to reelect him or her to the Bank’s Board of Directors (if serving on the Board on the date of the change in control), and requiring the Executive to move his or her personal residence or perform his or her principal executive functions outside a 35-mile radius of Middleboro, Massachusetts.

Deferred Compensation Plan. The Bank maintains a deferred compensation plan for the benefit of directors and select executive officers. Under the deferred compensation plan, participants may elect to receive in cash, or defer the receipt of, certain amounts credited to participants under the plan. The amounts credited are $4,000 annually for each director, including the Company’s Chief Executive Officer, and $2,000 annually for each participating executive officer. Such amounts are credited to accounts maintained by the Bank for the benefit of directors and participating executive officers and earn interest at a rate equal to 25% to 75% of the Bank’s return on average equity, determined in accordance with generally accepted accounting principles, for the most recently completed fiscal year. Currently, the percentage utilized is 75%. Each participant is 100% vested in the portion of his or her account that is attributable to deferrals. Distributions of vested balances are paid to participants in cash either in a lump sum or in installments, depending on the participant’s election, following termination of employment for any reason other than just cause. In the event a deferred compensation plan participant’s employment is terminated for just cause, the portion of the participant’s account attributable to the credited amounts described above is forfeited. In the event of and immediately upon a change in control, the Bank shall make a payment in cash to each participant in an amount equal to 140% of the amount credited to each participant’s account on the date of payment, and upon receipt of such payment, the participant has no further interest in the deferred compensation plan. Benefits accumulated under the plan constitute an unfunded, unsecured promise by the Bank to provide such payments in the future, as and to the extent such benefits become payable, and are paid from the general assets of the Bank. In the event of a dispute between a participant and the Bank as to the terms or interpretation of the deferred compensation plan, the participant shall be reimbursed for all costs and expenses, including reasonable attorneys’ fees, arising from such dispute, provided that the participant obtains a final judgment or settlement of the dispute substantially in his or her favor.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options for each of the Named Executive Officers outstanding as of April 30, 2009. The Company had no unvested stock awards at April 30, 2009.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edward M. Pratt	9,000 7,500 2,900	— — —	$8.83 7.08 14.00	12/09/2009 06/08/2010 12/08/2015

John J. Biggio	4,500 2,850	— — —	8.83 14.00	12/09/2009 12/08/2015

Maria Vafiades	4,500 2,850 2,850	— — —	8.83 14.00	12/09/2009 12/08/2015

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2009 fiscal year.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
E. Bradford Buttner	$20,800	$—	$20,800
Paul R. Callan	18,650	—	18,650
Charles N. Decas	25,200	—	25,200
M. Sandra Fleet	22,925	—	22,925
William H. Fuller	27,025	—	27,025
William C. MacLeod	19,800	—	19,800
Diane A. Maddigan	23,150	—	23,150
Joseph P. Monteiro	23,450	—	23,450
David R. Smith	30,075	—	30,075
Geoffrey T. Stewart	20,925	—	20,925

(1)	Includes $4,000 for each director under the Bank’s deferred compensation plan. Directors Callan, Monteiro and Smith elected to receive such sum in cash, while the remaining directors elected to defer the receipt of such amounts.
(2)	As of April 30, 2009, the Company’s directors had options to purchase shares of common stock as follows:
Mr. Buttner — 3,992 options; Mr. Callan — 3,992 options; Mr. Decas — 3,992 options; Ms. Fleet — 1,000 options; Mr. MacLeod — 3,992 options; Mr. Fuller — no options; Ms. Maddigan — 3,822 options; Mr. Monteiro — 1,000 options; Mr. Smith —3,992 options; and Mr. Stewart — 3,992 options.

Directors of the Company, with the exception of the Chief Executive Officer, are each paid a fee of $550 per Board meeting attended. Directors are also paid an annual retainer of $7,500. Members of the Audit Committee, except for the Chairman who receives a fee of $400 per meeting attended, are each paid a fee of $300 per Audit Committee meeting attended. Members of the Security Committee, with the exception of the Chief Executive Officer, are each paid a fee of $350 per Security Committee meeting attended. Members of the Executive Committee, with the exception of the Chief Executive Officer, are each paid a fee of $225 per Executive Committee meeting attended.

Directors and certain executive officers of the Bank also receive $4,000 per annum (except, executive officers who are not directors receive $2,000) pursuant to the Bank’s Deferred Compensation Plan, the payment of which may be deferred at the participant’s direction until the Director or officer is no longer affiliated with the Company or the Bank. Amounts deferred earn interest at a rate equal to 75% of the Company’s return on equity for the most recently completed fiscal year.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to the rules and regulations of the SEC, the Company’s officers and directors, and persons who own more than 10% of the Company’s Common Stock are required to file reports detailing their ownership and changes of ownership in the Common Stock with the SEC and the Company. Based solely on the Company’s review of ownership reports received during fiscal year 2009, or written representations from such reporting persons that no annual report of change in beneficial ownership is required, the Company believes that all Company officers and directors and stockholders owning in excess of 10% of the Common Stock have complied with the required reporting requirements, except that Director M. Sandra Fleet filed one late Form 4 reporting one late transaction.

Transactions with Related Persons

The Bank does not make loans to its directors, officers or employees other than those which are secured in full by deposit accounts of the Bank. In each such instance, these collateral loans are: (A) made in the ordinary course of business; (B) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (C) did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank has loans outstanding to current employees which were extended prior to their being hired by the Bank and which were: (A) made in the ordinary course of business; (B) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (C) did not involve more than the normal risk of collectibility or present other unfavorable features.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

In order to be eligible for inclusion in the proxy materials of the Company for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts no later than March 26, 2010. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Stockholder proposals to be considered at such annual meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Corporate Secretary of the Company at the above address, not less than thirty days nor more than sixty days prior to the date of the annual meeting.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as directed by a majority of the Board of Directors. The cost of the proxy solicitation will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without receiving additional compensation therefor.

The Company’s 2009 Annual Report to Stockholders, including financial statements prepared in conformity with generally accepted accounting principles, accompanies the proxy statement mailed to stockholders of record as of the Record Date. Any stockholder who has Company’s Annual Report not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2009 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF JULY 14, 2009 UPON WRITTEN REQUEST TO MARIA VAFIADES, CORPORATE SECRETARY, MAYFLOWER BANCORP, INC., 30 SOUTH MAIN STREET, P.O. BOX 311, MIDDLEBORO, MASSACHUSETTS 02346.

BY ORDER OF THE BOARD OF DIRECTORS

MARIA VAFIADES
Corporate Secretary

Middleboro, Massachusetts

July 24, 2009

REVOCABLE PROXY

MAYFLOWER BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

August 25, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Mayflower Bancorp, Inc. with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of Mayflower Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Fireside Grille, 30 Bedford Street, Middleboro, Massachusetts on Tuesday, August 25, 2009 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as follows:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MAYFLOWER BANCORP, INC.

August 25, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.mayflowerbank.com/2009AnnualMeetingMaterials/

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as directors of all nominees listed below (except as marked to the contrary below).

THIS PROXY, REVOKING PREVIOUS PROXIES, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

NOMINEES FOR THREE-YEAR TERMS:
☐	FOR ALL NOMINEES	O Charles N. Decas O Joseph B. Monteiro O Edward M. Pratt O Geoffrey T. Stewart
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold your vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.